Exhibit 10.26.3

AMENDMENT NO. 3

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 3 (“Amendment”), effective as of February 3, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to revise content pricing for [*****].

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment V: Pricing and Royalty, Section 3, delete:

“■  [*****]

2.	Attachment V: Pricing and Royalty, Section 3, after the [*****] Pricing matrix, add the following new pricing:

[*****] Pricing

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total:	[*****]

3.	After Attachment VI, add Attachment VII, attached hereto and incorporated by reference herein.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	SYNC Software Buyer	Title:	Chief Financial Officer

Date:	3/28/11	Date:	3/29/11

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Attachment VII

Statement of Work

For

SYNC™ Generation 2 Navigation Application

[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Table of Contents

1	Scope and Background	5
1.1	Lexicon	5
1.2	References	5
2	Project Timelines and Feature Deliverables	5
3	Developed Software	5

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1	Scope and Background

[*****]

1.1	Lexicon

[*****]

1.2	References

[*****]

2	Project Timelines and Feature Deliverables

[*****]

3	Developed Software

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

02/03/11	Pg. 6 of 6